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                                                                  EXHIBIT (z)(2)

Mitchell M. Merin                   Chairman; President and Chief Executive           New York, NY
                                    Officer of the Funds
Alexander Frank                     Treasurer                                         New York, NY
Stefanie Chang Yu                   Secretary; Vice President of the Funds            New York, NY
Barry Fink                          Managing Director                                 New York, NY
Geoffrey Flynn                      Managing Director                                 Jersey City, NJ
Jeffrey Hiller                      Managing Director                                 New York, NY
Michael Kiley                       Managing Director, Chief Executive Officer        New York, NY
                                    and President
A. Thomas Smith III                 Managing Director,                                New York, NY
                                    Vice President and Secretary of the Funds
Sara L. Badler                      Managing Director                                 New York, NY
Colette M. Saucedo                  Managing Director                                 Houston, TX
Steven M. Massoni                   Managing Director                                 Oakbrook Terrace, IL
David M. Swanson                    Managing Director                                 Oakbrook Terrace, IL
Jonathan S. Thomas                  Managing Director                                 New York, NY
Laurence J. Althoff                 Executive Director                                Oakbrook Terrace, IL
Kenneth Beard                       Executive Director                                Jersey City, NJ
Patricia A. Bettlach                Executive Director                                Chesterfield, MO
Michael P. Boos                     Executive Director                                Oakbrook Terrace, IL
Richard F. Brereton                 Executive Director                                New York, NY
Richard J. Charlino                 Executive Director                                Jersey City, NJ
Dominick Cogliandro                 Executive Director                                Jersey City, NJ
Susan K. Crawshaw                   Executive Director                                Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                                Oakbrook Terrace, IL
Maura A. McGrath                    Executive Director                                Jersey City, NJ
Andrew J. Scherer                   Executive Director                                Oakbrook Terrace, IL
Gwen L. Shaneyfelt                  Executive Director                                Oakbrook Terrace, IL
Michael James Tobin                 Executive Director                                Oakbrook Terrace, IL
Robert Watson                       Executive Director                                Oakbrook Terrace, IL
Scott Allen Wentsel                 Executive Director                                Oakbrook Terrace, IL
Patrick M. Zacchea                  Executive Director                                Oakbrook Terrace, IL
Gary R. DeMoss                      Executive Director                                Oakbrook Terrace, IL
Richard G. Golod                    Executive Director                                Jersey City, NJ
Eric J. Hargens                     Executive Director                                Oakbrook Terrace, IL
Michelle H. Huber                   Executive Director                                Oakbrook Terrace, IL
Troy D. Huber                       Executive Director                                Oakbrook Terrace, IL
David Linton                        Executive Director                                Weston, CT
Carl Mayfield                       Executive Director                                Lakewood, CO
Mark R. McClure                     Executive Director                                Oakbrook Terrace, IL
Robert F. Muller, Jr.               Executive Director                                Cypress, FL
Joseph Pollaro                      Executive Director                                Jersey City, NJ
Walter E. Rein                      Executive Director and Chief Financial Officer    Oakbrook Terrace, IL
Louis Rivera                        Executive Director                                Houston, TX
Thomas C. Rowley                    Executive Director                                Oakbrook Terrace, IL
James J. Ryan                       Executive Director                                Oakbrook Terrace, IL
Robert H. Schumacher                Executive Director                                Oakbrook Terrace, IL
John L. Sullivan                    Executive Director                                Oakbrook Terrace, IL
Terry L. Swenson                    Executive Director                                Amery, WI
Elizabeth Vale                      Executive Director                                West Conshohocken, NJ
Jeff Warland                        Executive Director                                Oakbrook Terrace, IL
Robert S. West                      Executive Director                                Oakbrook Terrace, IL
Gary Weber                          Executive Director                                Jersey City, NJ
Edward C. Wood, III                 Executive Director, Chief Administrative          Oakbrook Terrace. IL
                                    Officer and Chief Operating Officer
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
James D. Stevens                    1st Vice President                                North Andover, MA

James K. Ambrosio                   Vice President                                    Lloyd Harbor, NY
George Steven Amidon                Vice President                                    Oakbrook Terrace, IL
Johanna Anders                      Vice President                                    Oakbrook Terrace, IL
Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Matthew T. Baker                    Vice President                                    Oakbrook Terrace, IL
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Roger J. Bianco                     Vice President                                    Highlands Ranch, CO
Carol S. Biegel                     Vice President                                    Naperville, IL
Brian E. Binder                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Chicago, IL
William Edwin Bond                  Vice President                                    New York, NY
James Burke Bradford                Vice President                                    Oakbrook Terrace, IL
Elizabeth M. Brown                  Vice President                                    Houston, TX
Michael Winston Brown               Vice President                                    Colleyville, TX
John T. Browning                    Vice President                                    Oakbrook Terrace, IL
Loren Burket                        Vice President                                    Plymouth, MN
Juanita E. Buss                     Vice President                                    Kennesaw, GA
Michelina Calandrella               Vice President                                    New York, NY
Deanne Margaret Chiaro              Vice President                                    Hermosa Beach, CA
Scott A. Chriske                    Vice President                                    Safety Harbor, FL
Richard E. Christman                Vice President                                    San Francisco, CA
German Clavijo                      Vice President                                    Tucker, GA
Michael Colston                     Vice President                                    Louisville, KY
Matthew T. Hilding                  Vice President                                    Houston, TX
Gina Costello                       Vice President                                    Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Pat Flynn Dredze                    Vice President                                    Oakbrook Terrace, IL
Paula Duerr                         Vice President                                    Oakbrook Terrace, IL
Craig Alan Dumnich                  Vice President                                    Perryville, MD
Michael E. Eccleston                Vice President                                    Chicago, IL
Craig S. Falduto                    Vice President                                    Oakbrook Terrace, IL
Eileen R. Finnegan                  Vice President                                    Oakbrook Terrace, IL
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Steve Benford Fry                   Vice President                                    Oakbrook Terrace, IL
Robert P. Glover                    Vice President                                    Princeton, NJ
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    San Francisco, CA
William G. Harrigan                 Vice President                                    Jersey City, NJ
Michael D. Hibsch                   Vice President                                    Nashville, TN
Scott Alexander Hintz               Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Nancy Johannsen                     Vice President                                    Oakbrook Terrace, IL
Laurie L. Jones                     Vice President                                    Houston, TX
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Louis Gregory Kafkes                Vice President                                    Oakbrook Terrace, IL
Thomas Patrick Kelly                Vice President                                    Oakbrook Terrace, IL
Robert Daniel Kendall               Vice President                                    Oakbrook Terrace, IL
Gary F. Kleinschmidt                Vice President                                    Chalfont, PA
Frederick Kohly                     Vice President                                    Miami, FL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Brian Laux                          Vice President                                    Staten Island, NY
Tony E. Leal                        Vice President                                    Houston, TX

Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                River Forest, IL
Douglas M. Macomber                 Vice President                                Elmhurst, IL
Eric J. Marmoll                     Vice President                                Oakbrook Terrace, IL
Anne Therese McGrath                Vice President                                San Francisco, CA
Elisa R. Mitchell                   Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Alexis Montoya                      Vice President                                New York, NY
Sterling Tyler Moore                Vice President                                San Francisco, CA
Lance O'Brian Murphy                Vice President                                Dallas, TX
Grant R. Myers                      Vice President                                Houston, TX
Elizabeth A. Nelson                 Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Peter Nicholas                      Vice President                                Marblehead, MA
James A. O'Brien                    Vice President                                Rochester, NY
Mark E. O'Donnell                   Vice President                                Watertown, MA
Timothy Jay Ott                     Vice President                                Highland, VA
Pete Papageorgakis                  Vice President                                Oakbrook Terrace, IL
Dean Crawford Phillips              Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Downingtown, PA
Shannon C. Poley                    Vice President                                Oakbrook, IL
Kevin Wayne Reszel                  Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Naperville, IL
Christine Cleary Ross               Vice President                                Scottsdale, AZ
Suzette N. Rothberg                 Vice President                                Maple Grove, MN
Jeffrey Rourke                      Vice President                                Malvern, PA
Jason F. Ruimerman                  Vice President                                Salem, MA
Shahid S. Saigol                    Vice President                                Tampa, FL
Thomas J. Sauerborn                 Vice President                                Jersey City, NJ
Maura Scherer                       Vice President                                Oakbrook Terrace, IL
Stanley S. Schiewe                  Vice President                                Keller, TX
Timothy M. Scholten                 Vice President                                New Albany, OH
Ronald J. Schuster                  Vice President                                Orlando, FL
Frank Skubic                        Vice President                                San Francisco, CA
Heather Smith                       Vice President                                Richmond, VA
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Tarzana, CA
Joseph L. Thomas                    Vice President                                San Diego, CA
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Hugh C. Triplett                    Vice President                                Thousand Oaks, CA
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Brett Van Bortel                    Vice President                                Oakbrook Terrace, IL
Larry Brian Vickrey                 Vice President                                Houston, TX
Sharon Monica Wells                 Vice President                                Jersey City, NJ
Steven P. Werner                    Vice President                                Mission Viejo, CA
Harold Whitworth, III               Vice President                                Liberty Township, OH
Joel John Wilczewski                Vice President                                Franklin, TN
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                       Vice President                                Chandler, AZ
Lynn Chadderton                     Asst. Vice President                          Valrico, FL
Regina Coleman                      Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Doss                     Asst. Vice President                          Houston, TX
Tammy Echevarria-Davis              Asst. Vice President                          Oakbrook Terrace, IL
Walter C. Gray                      Asst. Vice President                          Oakbrook Terrace, IL
Thomas Johnson                      Asst. Vice President                          New York NY
Christine K. Putong                 Asst. Vice President                          Oakbrook Terrace, IL
Dennis M. Rady                      Asst. Vice President                          Oakbrook Terrace, IL
Leah Richardson                     Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Pamela S. Salley                    Asst. Vice President                          Houston, TX
David T. Saylor                     Asst. Vice President                          Oakbrook Terrace, IL
Lisa Schultz                        Asst. Vice President                          Oakbrook Terrace, IL
Laurel Shipes                       Asst. Vice President                          Duluth, GA
Michael Trizil                      Asst. Vice President                          Oakbrook Terrace, IL
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL
Judy Wooley                         Asst. Vice President                          Houston, TX



Marilyn Cranney                     Assistant Secretary                           New York, NY
Mary Mullin                         Assistant Secretary                           New York, NY
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Mitchell M. Merin                   Director                                      New York, NY
John L. Sullivan                    Director                                      Oakbrook Terrace, IL
David M. Swanson                    Director                                      Oakbrook Terrace, IL
A. Thomas Smith III                 Director                                      New York, NY